EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)

In connection with Oriental Financial Group Inc.’s (“Oriental”) transition report on Form 10-K for the six-month period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José Rafael Fernández, President and Chief Executive Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 27th day of June, 2006

By:	/s/ José Rafael Fernández José Rafael Fernández President and Chief Executive Officer